Answers.com Reports Q3 2010 Financial Results

Announces New Monetization Initiatives Launching Q4 2010 and Continuing in 2011

New York, NY, November 8, 2010 - Answers Corporation (NASDAQ: ANSW), creators of the leading answer engine Answers.com® today reported unaudited financial results for its third quarter ended September 30, 2010.

“We are very pleased with our solid traffic in the third quarter, with average daily page views up 16% year-over-year to 10.7 million,” said Robert Rosenschein, Chairman and CEO. “September was especially strong, as we achieved a top-20 comScore audience rank in the U.S., with 47.6 million unique visitors, and #35 worldwide, with 78.5 million global unique visitors. We experienced a very busy back-to-school season and reached 12.8 million average daily page views in September. While we are pleased with the positive momentum we are seeing in our traffic and also with the strong performance demonstrated by our display ad business, monetization in the third quarter was weak, because our AdSense text ads performed poorly.

“Looking ahead, we are very focused on diversifying our revenue sources and improving monetization to capitalize on our growing traffic. In October, traffic improved further, rising to 13.6 million average daily page views, and we added a new rich media ad element, which is positively impacting our revenue per 1,000 impressions (RPM). In the beginning of 2011, we plan on adding two new direct ad salespeople to help exploit the potential of our large and growing audience and deliver significant new revenues and profits. Furthermore, in the first quarter of 2011, we plan to release a redesigned, streamlined Answers.com site that we believe will enhance both traffic and RPM.

“We are confident that Q4 2010 revenue will be materially better than Q3 2010 revenue, and we expect that our 2011 revenue will also exhibit healthy growth over 2010.”

Third Quarter 2010 Financial and Traffic Results
(in thousands – except page views)

Quarterly Results (Unaudited)	Three months ended September 30
	2009	2010
Revenues	$4,987	$4,452
Operating income	$980	$379
Adjusted EBITDA	$1,708	$964
WikiAnswers average daily page views	6,336,000	8,279,000
ReferenceAnswers average daily page views	2,857,000	2,405,000
Total Answers.com average daily page views	9,193,000	10,684,000

Year-to-Date Results (Unaudited)	Nine months ended September 30
	2009	2010
Revenues	$14,737	$15,198
Operating income	$3,292	$2,396
Adjusted EBITDA	$5,341	$4,185
WikiAnswers average daily page views	5,922,000	8,615,000
ReferenceAnswers average daily page views	2,934,000	2,512,000
Total Answers.com average daily page views	8,856,000	11,127,000

Third Quarter 2010 Key Performance Metrics

	July	August	September
Total registrations	5,130,000	5,239,000	5,361,000
Total cumulative user-generated answers	9,215,000	9,455,000	9,742,000
US unique visitors *	40,381,000	41,254,000	47,676,000
Global unique visitors *	68,301,000	68,976,000	78,510,000
Average daily page views	9,633,000	9,697,000	12,791,000

* comScore

See Appendix A for the 2009 and 2010 quarterly revenue, traffic and RPM data of our two Web properties.

Conference Call

Answers.com will host a conference call today, November 8, 2010, at 9:00 A.M. (Eastern Time) to be broadcast over the Internet at ir.answers.com. To participate via telephone, please dial (800) 535-7056 and request the Answers call. A replay will be available on the site shortly after the call.

About Answers Corporation

Answers Corporation (NASDAQ: ANSW) owns and operates Answers.com, the leading Q&A site. Answers.com is a community-generated social knowledge Q&A platform, leveraging wiki-based technologies. Through the contributions of its large and growing community, answers are improved and updated over time. The award-winning Answers.com also includes content on millions of topics from over 250 licensed dictionaries and encyclopedias from leading publishers, including Houghton Mifflin, Barron's and Encyclopedia Britannica. The site supports English, French, Italian, German, Spanish and Tagalog (Filipino). (answ-f)

For investor information, visit ir.answers.com.

Follow Answers.com on Twitter as http://twitter.com/answersdotcom.

Answers.com is a registered trademark of Answers Corporation. All other marks belong to their respective owners.

Safe Harbor Statement

Some of the statements included in this press release are forward-looking statements that involve a number of risks and uncertainties, including, but not limited to, statements regarding future market opportunity and future financial performance. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Important factors may cause our actual results to differ materially, including, but not limited to, our ability to maintain or improve monetization; our ability to maintain or improve traffic; a decision by Google or other search engines to block our pages from users' search results or otherwise adjust their algorithms in a manner detrimental to us, as experienced in July 2007; a potential termination of our Google Services Agreement; a failure of Answers.com to experience continued growth in accordance with our expectations; the effects of facing liability for any content displayed on Answers.com; potential claims that we are infringing the intellectual property rights of any third party; an increasingly competitive environment for our business; and other risk factors identified from time to time in our SEC filings. Any forward-looking statements set forth in this press release speak only as of the date of this press release. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. This press release and prior releases are available at ir.answers.com. The information in Answers.com’s website is not incorporated by reference into this press release and is included as an inactive textual reference only.

Non-GAAP Financial Measures

This press release, and the accompanying tables, include both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures, including “Adjusted EBITDA”. The tables attached to this press release include reconciliations of these non-GAAP financial measures to the nearest GAAP financial measures. In addition, an “Explanation of Non-GAAP Financial Measures” is set forth in Appendix C attached to this press release.

(Tables and Explanation of Non-GAAP Financial Measures, to follow)

Investor Contact:	Press Contact:

The Blueshirt Group	Horn Group
Brinlea Johnson	Karl Pawlewicz
brinlea@blueshirtgroup.com	kpawlewicz@horngroup.com
212.551.1453	646.202.9778

Answers Corporation

Unaudited Condensed Consolidated Statements of Operations
(in thousands)

	Three months ended September 30		Nine months ended September 30
	2009	2010	2009	2010
	$	$	$	$

Revenues:
Advertising revenue:
WikiAnswers	3,422	3,314	9,984	11,795
ReferenceAnswers	1,548	1,127	4,700	3,357
Answers service licensing	17	11	53	46
	4,987	4,452	14,737	15,198

Costs and expenses:
Cost of revenue	1,264	1,303	3,489	4,055
Research and development	921	1,202	2,611	3,403
Community development and marketing	621	568	1,679	1,972
General and administrative	1,201	1,000	3,666	3,372
Total operating expenses	4,007	4,073	11,445	12,802

Operating income	980	379	3,292	2,396

Interest income (expense), net	4	19	(445)	43
Other expense, net	(5)	(15)	-	(11)
Gain (loss) resulting from fair value adjustment of warrants	(999)	1,321	(3,374)	3,404

Income (loss) before income taxes	(20)	1,704	(527)	5,832

Income tax expense, net	(50)	(45)	(121)	(296)

Net income (loss)	(70)	1,659	(648)	5,536

Answers Corporation

Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine months ended September 30
	2009	2010
	$	$
Operating activities:

Net income (loss)	(648)	5,536

Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	883	933
Increase in deposits in respect of employee severance obligations	(328)	(370)
Increase in liability in respect of employee severance obligations	234	405
Stock-based compensation to employees and directors	1,166	856
Increase in deferred tax asset	(33)	(1)
Increase in deferred tax liability	-	4
Fair value adjustments of warrants, net	3,374	(3,404)
Loss on disposal of property and equipment	72	21
Increase in short-term deposits	-	(200)
Gain (loss) from exchange rate differences	103	(12)
Changes in operating assets and liabilities:
Increase in accounts receivable, and prepaid expenses and other current assets	(259)	(309)
Increase in prepaid expenses, long-term, and other assets	(12)	(332)
Increase (decrease) in accounts payable	(212)	26
Increase (decrease) in accrued expenses, accrued compensation and other current liabilities	380	(30)
Net cash provided by operating activities	4,720	3,123

Investing activities:
Capital expenditures	(1,275)	(885)
Increase in long-term deposits	(14)	(49)
Purchases of marketable securities	-	(3,516)
Net cash used in investing activities	(1,289)	(4,450)

Financing activities:
Repayment of capital lease obligation	(58)	(61)
Dividends paid	(404)	(588)
Exercise of common stock options	177	205
Redpoint financing, net of issuance costs	6,480	-
Net cash provided by (used in) financing activities	6,195	(444)

Effect of exchange rate changes on cash and cash equivalents	(21)	10

Net increase (decrease) in cash and cash equivalents	9,605	(1,761)

Cash and cash equivalents at beginning of period	11,739	22,234

Cash and cash equivalents at end of period	21,344	20,473

Answers Corporation

Unaudited Condensed Consolidated Balance Sheets
(in thousands, except for share and per share data)

	December 31	September 30
	2009	2010
	$	$
Assets

Current assets:
Cash and cash equivalents	22,234	20,473
Marketable securities	795	4,341
Short-term deposits (restricted)	-	200
Accounts receivable	2,350	2,428
Prepaid expenses and other current assets	907	1,169
Deferred tax asset	34	31
Total current assets	26,320	28,642

Long-term deposits (restricted)	276	325

Deposits in respect of employee severance obligations	1,756	2,066

Property and equipment at cost, net of $2,464 and $2,655 accumulated depreciation as of December 31, 2009 and September 30, 2010, respectively	1,858	1,940

Other assets:
Intangible assets, net of $657 and $749 accumulated amortization as of December 31, 2009 and September 30, 2010, respectively	797	706
Goodwill	437	437
Prepaid expenses, long-term, and other assets	167	498
Deferred tax asset, long-term	14	18
Total other assets	1,415	1,659

Total assets	31,625	34,632

Liabilities and stockholders' equity

Current liabilities:
Accounts payable	403	488
Accrued expenses and other current liabilities	774	773
Accrued compensation	1,009	979
Capital lease obligation – current portion	82	44
Total current liabilities	2,268	2,284

Long-term liabilities:
Liability in respect of employee severance obligations	1,838	2,180
Capital lease obligation, net of current portion	24	-
Deferred tax liability	38	41
Series A and Series B Warrants	8,008	4,604
Total long-term liabilities	9,908	6,825

Series A and Series B convertible preferred stock: $0.01 par value; stated value and liquidation preference of $101.76 per share for the Series A and $100 per share for the Series B Convertible Preferred Stock; 6% cumulative annual dividend; 130,000 shares authorized, issued and outstanding	2,381	4,138

Stockholders' equity:
Preferred stock: $0.01 par value; 870,000 shares authorized, none issued	-	-
Common stock; $0.001 par value; 100,000,000 shares authorized; 7,951,329 and 7,994,769 shares issued and outstanding as of December 31, 2009 and September 30, 2010, respectively	8	8
Additional paid-in capital	88,539	87,255
Accumulated other comprehensive income	28	93
Accumulated deficit	(71,507)	(65,971)
Total stockholders' equity	17,068	21,385

Total liabilities and stockholders' equity	31,625	34,632

Answers Corporation

Non-GAAP Financial Measures and Reconciliation of Non-GAAP Financial Measures
to the nearest comparable GAAP Measures
(in thousands)

	Three months ended September 30		Nine months ended September 30
	2009	2010	2009	2010
Adjusted Cost of Revenue
Cost of revenue	$1,264	$1,303	$3,489	$4,055
Stock-based compensation expense	(35)	(24)	(104)	(76)
Depreciation and amortization	(217)	(229)	(540)	(648)

	$1,012	$1,050	$2,845	$3,331

Adjusted Research and Development
Research and development	$921	$1,202	$2,611	$3,403
Stock-based compensation expense	(87)	(62)	(254)	(199)
Depreciation and amortization	(32)	(35)	(97)	(105)

	$802	$1,105	$2,260	$3,099

Adjusted Community Development and Marketing
Community development and marketing	$621	$568	$1,679	$1,972
Stock-based compensation expense	(39)	(37)	(105)	(109)
Depreciation and amortization	(14)	(18)	(47)	(52)

	$568	$513	$1,527	$1,811

Adjusted General and Administrative
General and administrative	$1,201	$1,000	$3,666	$3,372
Stock-based compensation expense	(239)	(140)	(703)	(472)
Depreciation and amortization	(65)	(40)	(199)	(128)

	$897	$820	$2,764	$2,772

Adjusted Operating Expenses
Operating expenses	$4,007	$4,073	$11,445	$12,802
Stock-based compensation expense	(400)	(263)	(1,166)	(856)
Depreciation and amortization	(328)	(322)	(883)	(933)

	$3,279	$3,488	$9,396	$11,013

Adjusted EBITDA
Net income (loss)	$(70)	$1,659	$(648)	$5,536
Income tax expense	50	45	121	296
(Gain) loss resulting from fair value adjustment of warrants, net	999	(1,321)	3,374	(3,404)
Other expense	5	15	-	11
Interest (income) expense	(4)	(19)	445	(43)
Stock-based compensation expense	400	263	1,166	856
Depreciation and amortization	328	322	883	933

	$1,708	$964	$5,341	$4,185

See discussion regarding Adjusted EBITDA in Appendix B for an explanation of the reconciling items noted above.

Appendix A

	2009				2010
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Ad Revenue ($ - in thousands)

WikiAnswers	3,162	3,400	3,422	4,470	4,489	3,992	3,314
ReferenceAnswers	1,567	1,585	1,548	1,530	1,218	1,012	1,127
Total	4,729	4,985	4,970	6,000	5,707	5,004	4,441

WikiAnswers	67%	68%	69%	75%	79%	80%	75%
ReferenceAnswers	33%	32%	31%	25%	21%	20%	25%
Total	100%	100%	100%	100%	100%	100%	100%

Traffic – Average Daily Page Views

WikiAnswers	5,337,000	6,082,000	6,336,000	8,199,000	8,995,000	8,578,000	8,279,000
ReferenceAnswers	2,982,000	2,965,000	2,857,000	2,737,000	2,737,000	2,399,000	2,405,000
Total	8,319,000	9,047,000	9,193,000	10,936,000	11,732,000	10,977,000	10,684,000

WikiAnswers	64%	67%	69%	75%	77%	78%	77%
ReferenceAnswers	36%	33%	31%	25%	23%	22%	23%
Total	100%	100%	100%	100%	100%	100%	100%

RPM

WikiAnswers	$6.58	$6.14	$5.87	$5.93	$5.55	$5.11	$4.35
ReferenceAnswers	$5.84	$5.87	$5.89	$6.08	$4.94	$4.64	$5.09

Appendix B

Explanation of Non-GAAP Financial Measures

This earnings release and the accompanying financial tables include both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measure we refer to, Adjusted EBITDA, represents net earnings before interest, taxes, depreciation, amortization, gain (loss) resulting from fair value adjustment of warrants, stock-based compensation and foreign currency exchange rate differences. We also refer to Adjusted Cost of Revenue, Adjusted Research and Development, Adjusted Community Development and Marketing, Adjusted General and Administrative and Adjusted Operating Expenses, which are our GAAP expenses, adjusted for the expense items we exclude from Adjusted EBITDA.

We use Adjusted EBITDA as an additional measure of our overall performance for purposes of business decision-making, developing budgets and managing expenditures. It is useful because it removes the impact of our capital structure (interest expense and gain (loss) resulting from fair value adjustment of warrants), asset base (amortization and depreciation), stock-based compensation expenses, taxes and foreign currency exchange rate differences from our results of operations. We believe that the presentation of Adjusted EBITDA provides useful information to investors in their analysis of our results of operations for reasons similar to the reasons why we find it useful and because these measures enhance their overall understanding of the financial performance and prospects of our ongoing business operations. By reporting Adjusted EBITDA, we provide a basis for comparison of our business operations between current, past and future periods, and peer companies in our industry.

More specifically, we believe that removing these impacts is important for several reasons:

·
Amortization of Intangible Assets. Adjusted EBITDA disregards amortization of intangible assets. Specifically, we exclude amortization of intangible assets resulting from the acquisition of WikiAnswers and other related assets in November 2006. This acquisition resulted in operating expenses that would not otherwise have been incurred. We believe that excluding such expenses is significant to investors, due to the fact that they derive from prior acquisition decisions and are not necessarily indicative of future cash operating costs. In addition, we believe that the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. While we exclude the aforesaid expenses from Adjusted EBITDA we do not exclude revenues derived as a result of such acquisitions. The amount of revenue that resulted from the acquisition of WikiAnswers and other related assets is disclosed in Appendix A.

·
Stock-based Compensation Expense. Adjusted EBITDA disregards expenses associated with stock-based compensation, a non-cash expense arising from the grant of stock-based awards to employees and directors. We believe that, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, excluding stock-based compensation from Adjusted EBITDA enhances the ability of management and investors to compare financial results over multiple periods.

·
Depreciation, Interest, Gain (Loss) Resulting from Fair Value Adjustment of Warrants, Taxes and Foreign Currency Exchange Rate Differences. We believe that, excluding these items from the Adjusted EBITDA measure provides investors with additional information to measure our performance, by excluding potential differences caused by variations in capital structures (affecting interest expense), asset composition, and tax positions.

Adjusted EBITDA is not a measure of liquidity or financial performance under GAAP and should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Investors are cautioned that there are inherent limitations associated with the use of Adjusted EBITDA as an analytical tool. Some of these limitations are:

·	Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles;

·	Many of the adjustments to Adjusted EBITDA reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future;

·	Other companies, including other companies in our industry, may calculate Adjusted EBITDA differently than us, thus limiting its usefulness as a comparative tool;

·	Adjusted EBITDA does not reflect the periodic costs of certain tangible and intangible assets used in generating revenues in our business;

·	Adjusted EBITDA does not reflect interest income from our investments in cash and investment securities;

·	Adjusted EBITDA does not reflect gains and losses from foreign currency exchange rate differences;

·	Adjusted EBITDA does not reflect interest expense and other cost relating to financing our business, including gains and losses resulting from fair value adjustment of Redpoint Ventures’ warrants;

·	Adjusted EBITDA excludes taxes, which is an integral cost of doing business; and

·	Because Adjusted EBITDA does not include stock-based compensation, it does not reflect the cost of granting employees equity awards, a key factor in management’s ability to hire and retain employees.

We compensate for these limitations by providing specific information in the reconciliation to the GAAP amounts excluded from Adjusted EBITDA.